UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2017

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LivaNova PLC
(Exact Name of Registrant as Specified in its Charter)

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England and Wales (State or Other Jurisdiction of Incorporation)	001-37599 (Commission File Number)	98-1268150 (IRS Employer Identification No.)

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20 Eastbourne Terrace
London, W2 6LG
United Kingdom
(Address of Principal Executive Offices)

(44) 203 325 0660
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events

Delisting from the London Stock Exchange
On February 23, 2017, LivaNova Plc (“LivaNova”) announced that it had applied

i.
to the UK Financial Conduct Authority for the cancellation of the standard listing of LivaNova’s ordinary shares having a par value of £1 per share (ISIN: GB00BYMT0J19) (the “Shares”) on the Official List of the UK Listing Authority, and

ii.
to the London Stock Exchange plc (the “LSE”) to cancel the admission to trading of the Shares on the Main Market of the LSE (together, the “Cancellation”), with effect from and including April 5, 2017.

LivaNova hereby announces that the Cancellation was effective at 8:00 a.m. British Summer Time today.
The listing of LivaNova’s Shares on NASDAQ remains unaffected.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LivaNova PLC

Date: April 5, 2017	By:/s/ Catherine Moroz
Name: Catherine Moroz
Title: Company Secretary

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